Exhibit No. (99.2)        THE BEAR STEARNS COMPANIES INC.
                                  SEGMENT DATA
                                   (UNAUDITED)

                                                                    Three Months Ended                   % Change From
                                                        ------------------------------------------   ---------------------
                                                          May 31,        May 31,      February 28,   May 31,  February 28,
                                                           2005           2004           2005         2004        2005
                                                        -----------    -----------    -----------    -------  ------------
                                                                     (In thousands)
NET REVENUES

Capital Markets
      Institutional Equities                            $   390,453    $   245,752    $   312,940       58.9%       24.8%
      Fixed Income                                          808,013        860,443        865,507       (6.1%)      (6.6%)
      Investment Banking                                    231,935        233,597        217,394       (0.7%)       6.7%
                                                        -----------    -----------    -----------
  Total Capital Markets                                   1,430,401      1,339,792      1,395,841        6.8%        2.5%

Global Clearing Services                                    276,160        235,196        270,392       17.4%        2.1%

Wealth Management
      Private Client Services (1)                           105,637        117,272        113,875       (9.9%)      (7.2%)
      Asset Management                                       50,148         59,244         55,315      (15.4%)      (9.3%)
                                                        -----------    -----------    -----------
  Total Wealth Management                                   155,785        176,516        169,190      (11.7%)      (7.9%)

Other (2)                                                    11,206        (27,966)         2,237         nm          nm
                                                        -----------    -----------    -----------

         Total net revenues                             $ 1,873,552    $ 1,723,538    $ 1,837,660        8.7%        2.0%
                                                        ===========    ===========    ===========

PRE-TAX INCOME

Capital Markets                                         $   455,776    $   479,482    $   481,683       (4.9%)      (5.4%)
Global Clearing Services                                    142,989         98,225        137,774       45.6%        3.8%
Wealth Management                                             6,054         25,719         14,979      (76.5%)     (59.6%)
Other (2)                                                   (47,380)       (91,950)       (56,108)      48.5%       15.6%
                                                        -----------    -----------    -----------

         Total pre-tax income                           $   557,439    $   511,476    $   578,328        9.0%       (3.6%)
                                                        ===========    ===========    ===========

 (1)  Private Client Services Detail:

      Gross Revenues, before transfer to
         Capital Markets Segment                        $   130,284    $   139,266    $   133,295
      Revenue transferred to Capital Markets segment        (24,647)       (21,994)       (19,420)
                                                         ===========    ===========    ===========

                 Private Client Services net revenues   $   105,637    $   117,272    $   113,875
                                                        ===========    ===========    ===========


                                                             Six Months Ended        % Change
                                                        --------------------------   ----------
                                                          May 31,        May 31,
                                                            2005           2004
                                                        -----------    -----------
                                                              (In thousands)
NET REVENUES

Capital Markets
      Institutional Equities                            $   703,393    $   538,963       30.5%
      Fixed Income                                        1,673,520      1,699,742       (1.5%)
      Investment Banking                                    449,329        466,215       (3.6%)
                                                        -----------    -----------
  Total Capital Markets                                   2,826,242      2,704,920        4.5%

Global Clearing Services                                    546,552        460,529       18.7%

Wealth Management
      Private Client Services (1)                           219,512        228,169       (3.8%)
      Asset Management                                      105,463        101,134        4.3%
                                                        -----------    -----------
  Total Wealth Management                                   324,975        329,303       (1.3%)

Other (2)                                                    13,443        (45,291)        nm
                                                        -----------    -----------

         Total net revenues                             $ 3,711,212    $ 3,449,461        7.6%
                                                        ===========    ===========

PRE-TAX INCOME

Capital Markets                                         $   937,459    $   988,132       (5.1%)
Global Clearing Services                                    280,763        184,446       52.2%
Wealth Management                                            21,033         46,586      (54.9%)
Other (2)                                                  (103,488)      (176,710)      41.4%
                                                        -----------    -----------

         Total pre-tax income                           $ 1,135,767    $ 1,042,454        9.0%
                                                        ===========    ===========
 (1)  Private Client Services Detail:

      Gross Revenues, before transfer to
         Capital Markets Segment                        $   263,579    $   276,895
      Revenue transferred to Capital Markets segment        (44,067)       (48,726)
                                                        -----------    -----------

                 Private Client Services net revenues   $   219,512    $   228,169
                                                        ===========    ===========

 (2) Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

nm - not meaningful

                         THE BEAR STEARNS COMPANIES INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                             Three Months Ended                   % Change From
                                                                  ------------------------------------------   ---------------------
                                                                    May 31,        May 31,      February 28,   May 31,   February 28
                                                                     2005           2004            2005        2004        2005
                                                                  ------------   ------------   ------------   -------   -----------
                                                                       (In thousands, except share and
                                                                                per share data)

REVENUES
    Commissions                                                   $    313,608   $    307,150   $    297,377      2.1%       5.5%
    Principal transactions                                             980,179        930,525        978,633      5.3%       0.2%
    Investment banking                                                 250,426        231,257        233,710      8.3%       7.2%
    Interest and dividends                                           1,191,785        498,469      1,021,619     139.1%     16.7%
    Asset management and other income                                   87,582         96,397         91,030     (9.1%)     (3.8%)
                                                                  ------------   ------------   ------------
       Total revenues                                                2,823,580      2,063,798      2,622,369     36.8%       7.7%
    Interest expense                                                   950,028        340,260        784,709     179.2%     21.1%
                                                                  ------------   ------------   ------------
       Revenues, net of interest expense                             1,873,552      1,723,538      1,837,660      8.7%       2.0%
                                                                  ------------   ------------   ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                 922,908        860,053        906,775      7.3%       1.8%
    Floor brokerage, exchange and clearance fees                        57,262         59,647         57,318     (4.0%)     (0.1%)
    Communications and technology                                      100,343         88,321         98,939     13.6%       1.4%
    Occupancy                                                           40,756         34,768         39,594     17.2%       2.9%
    Advertising and market development                                  34,577         29,315         28,572     17.9%      21.0%
    Professional fees                                                   61,278         42,370         46,719     44.6%      31.2%
    Other expenses                                                      98,989         97,588         81,415      1.4%      21.6%
                                                                  ------------   ------------   ------------
       Total non-interest expenses                                   1,316,113      1,212,062      1,259,332      8.6%       4.5%
                                                                  ------------   ------------   ------------

    Income before provision for income taxes                           557,439        511,476        578,328      9.0%      (3.6%)
    Provision for income taxes                                         192,317        163,673        199,523     17.5%      (3.6%)
                                                                  ------------   ------------   ------------
    Net income                                                    $    365,122   $    347,803   $    378,805      5.0%      (3.6%)
                                                                  ============   ============   ============

    Net income applicable to common shares                        $    358,679   $    340,609   $    372,327      5.3%      (3.7%)
                                                                  ============   ============   ============

    Adjusted net income used for diluted earnings per share (1)   $    379,528   $    366,027   $    394,032      3.7%      (3.7%)
                                                                  ============   ============   ============

    Basic earnings per share                                      $       2.84   $       2.77   $       2.94      2.5%      (3.4%)
                                                                  ============   ============   ============
    Diluted earnings per share                                    $       2.56   $       2.49   $       2.64      2.8%      (3.0%)
                                                                  ============   ============   ============

    Weighted average common shares outstanding:
            Basic                                                  130,663,337    129,071,295    131,261,212
                                                                  ============   ============   ============
            Diluted                                                148,037,979    146,921,897    149,193,402
                                                                  ============   ============   ============

    Cash dividends declared per common share                      $       0.25   $       0.20   $       0.25
                                                                  ============   ============   ============


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                         THE BEAR STEARNS COMPANIES INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                         Six Months Ended        % Change From
                                                                   ----------------------------  -------------
                                                                     May 31,         May 31,        May 31,
                                                                      2005            2004           2004
                                                                   ------------    ------------  -------------
                                                                   (In thousands, except share
                                                                        and per share data)

REVENUES
    Commissions                                                    $    610,985    $    615,253       (0.7%)
    Principal transactions                                            1,958,812       1,880,061        4.2%
    Investment banking                                                  484,136         477,059        1.5%
    Interest and dividends                                            2,213,404       1,018,933      117.2%
    Asset management and other income                                   178,612         153,937       16.0%
                                                                   ------------    ------------
       Total revenues                                                 5,445,949       4,145,243       31.4%
    Interest expense                                                  1,734,737         695,782      149.3%
                                                                   ------------    ------------
       Revenues, net of interest expense                              3,711,212       3,449,461        7.6%
                                                                   ------------    ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                1,829,683       1,709,201        7.0%
    Floor brokerage, exchange and clearance fees                        114,580         116,547       (1.7%)
    Communications and technology                                       199,282         182,149        9.4%
    Occupancy                                                            80,350          68,383       17.5%
    Advertising and market development                                   63,149          55,216       14.4%
    Professional fees                                                   107,997          84,170       28.3%
    Other expenses                                                      180,404         191,341       (5.7%)
                                                                   ------------    ------------
       Total non-interest expenses                                    2,575,445       2,407,007        7.0%
                                                                   ------------    ------------

    Income before provision for income taxes                          1,135,767       1,042,454        9.0%
    Provision for income taxes                                          391,840         333,586       17.5%
                                                                   ------------    ------------
    Net income                                                     $    743,927    $    708,868        4.9%
                                                                   ------------    ------------

    Net income applicable to common shares                         $    731,006    $    694,255        5.3%
                                                                   ============    ============

    Adjusted net income used for diluted earnings per share (1)    $    773,560    $    744,805        3.9%
                                                                   ============    ============

    Basic earnings per share                                       $       5.78    $       5.65        2.3%
                                                                   ============    ============
    Diluted earnings per share                                     $       5.21    $       5.07        2.8%
                                                                   ============    ============

    Weighted average common shares outstanding:
            Basic                                                   130,960,364     129,029,761
                                                                   ============    ============
            Diluted                                                 148,612,374     146,945,015
                                                                   ============    ============

    Cash dividends declared per common share                       $       0.50    $       0.40
                                                                   ============    ============


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                         THE BEAR STEARNS COMPANIES INC.
                         SELECTED FINANCIAL INFORMATION
                                   (UNAUDITED)

                                                                                     Three Months Ended
                                                              ----------------------------------------------------------------
                                                                 May 31,       February 28,     November 30,      August 31,
                                                                   2005             2005             2004             2004
                                                              -------------    -------------    ------------------------------
                                                                (In thousands, except common share data, financial ratios
                                                                                        and other data)
Results
Revenues, net of interest expense                             $   1,873,552    $   1,837,660    $   1,828,657    $   1,534,765
Net income                                                    $     365,122    $     378,805    $     352,606    $     283,259
Net income applicable to common shares                        $     358,679    $     372,327    $     345,990    $     276,416
Adjusted net income used for diluted earnings per share (1)   $     379,528    $     394,032    $     372,632    $     300,984

Financial Position
Stockholders' equity, at period end                           $   9,708,526    $   9,518,898    $   8,990,872    $   8,067,519
Total capital, at period end                                  $  49,397,155    $  48,491,012    $  45,834,149    $  41,567,718

Common Share Data
Basic earnings per share                                      $        2.84    $        2.94    $        2.91    $        2.31
Diluted earnings per share                                    $        2.56    $        2.64    $        2.61    $        2.09
Book value per common share, at period end                    $       65.12    $       62.88    $       59.13    $       55.13
Weighted average common shares outstanding:
     Basic                                                      130,663,337      131,261,212      125,346,024      127,014,483
     Diluted                                                    148,037,979      149,193,402      142,672,823      144,201,755
Common shares outstanding, at period end (2)                    145,928,440      146,012,775      144,484,099      144,052,137

Financial Ratios
Return on average common equity (annualized)                           16.5%            17.8%            19.5%            15.9%
Adjusted pre-tax profit margin (3)                                     31.7%            33.5%            31.8%            31.7%
Pre-tax profit margin (4)                                              29.8%            31.5%            29.3%            28.9%
After-tax profit margin (5)                                            19.5%            20.6%            19.3%            18.5%
Compensation & benefits / Revenues, net of interest expense            49.3%            49.3%            43.8%            48.4%

Other Data (in billions, except employees)
Margin debt balances, at period end                           $        53.9    $        61.3    $        57.3    $        49.6
Margin debt balances, average for period                      $        58.7    $        58.0    $        52.0    $        46.6
Customer short balances, at period end                        $        82.5    $        93.9    $        85.4    $        73.7
Customer short balances, average for period                   $        86.8    $        88.5    $        78.2    $        75.6
Securities borrowed, at period end                            $        59.7    $        67.8    $        65.2    $        58.9
Securities borrowed, average for period                       $        65.1    $        69.6    $        64.1    $        63.3
Free credit balances, at period end                           $        31.6    $        30.2    $        30.8    $        29.3
Free credit balances, average for period                      $        30.6    $        31.1    $        28.8    $        30.8
Assets under management, at period end                        $        36.9    $        37.0    $        34.9    $        28.1
Employees, at period end                                             11,141           11,019           10,961           10,715


                                                                        Three Months Ended
                                                             ---------------------------------------
                                                                 May 31,                February 29,
                                                                  2004                     2004
                                                             ---------------------------------------
                                                               (In thousands, except common share
                                                             data, financial ratios and other data)
Results
Revenues, net of interest expense                             $   1,723,538            $   1,725,923
Net income                                                    $     347,803            $     361,065
Net income applicable to common shares                        $     340,609            $     353,646
Adjusted net income used for diluted earnings per share (1)   $     366,027            $     378,778

Financial Position
Stockholders' equity, at period end                           $   8,006,834            $   7,817,777
Total capital, at period end                                  $  39,973,413            $  39,970,906

Common Share Data
Basic earnings per share                                      $        2.77            $        2.88
Diluted earnings per share                                    $        2.49            $        2.57
Book value per common share, at period end                    $       53.38            $       51.19
Weighted average common shares outstanding:
     Basic                                                      129,071,295              129,118,964
     Diluted                                                    146,921,897              147,108,483
Common shares outstanding, at period end (2)                    144,285,667              144,320,701

Financial Ratios
Return on average common equity (annualized)                           19.6%                    21.3%
Adjusted pre-tax profit margin (3)                                     32.3%                    33.3%
Pre-tax profit margin (4)                                              29.7%                    30.8%
After-tax profit margin (5)                                            20.2%                    20.9%
Compensation & benefits / Revenues, net of interest expense            49.9%                    49.2%

Other Data (in billions, except employees)
Margin debt balances, at period end                           $        44.4            $        47.9
Margin debt balances, average for period                      $        46.7            $        46.6
Customer short balances, at period end                        $        74.9            $        77.0
Customer short balances, average for period                   $        77.2            $        74.3
Securities borrowed, at period end                            $        59.7            $        62.0
Securities borrowed, average for period                       $        65.3            $        62.6
Free credit balances, at period end                           $        28.8            $        26.1
Free credit balances, average for period                      $        28.1            $        26.5
Assets under management, at period end                        $        27.3            $        29.1
Employees, at period end                                             10,469                   10,431

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.

(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.

(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.

(5)   Represents the ratio of net income to revenues, net of interest expense.

                         THE BEAR STEARNS COMPANIES INC.
                                  SEGMENT DATA
                                   (UNAUDITED)

                                                                               Three Months Ended
                                                           ------------------------------------------------------------
                                                           November 30,     August 31,       May 31,       February 29,
                                                               2004            2004            2004            2004
                                                           ------------    ------------    ------------    ------------
                                                                                 (In thousands)
NET REVENUES

Capital Markets
       Institutional Equities                              $    299,129    $    233,517    $    245,752    $    293,211
       Fixed Income                                             713,039         773,960         860,443         839,299
       Investment Banking                                       424,737         181,818         233,597         232,618
                                                           ------------    ------------    ------------    ------------
  Total Capital Markets                                       1,436,905       1,189,295       1,339,792       1,365,128

Global Clearing Services                                        246,797         225,090         235,196         225,333

Wealth Management
       Private Client Services (1)                              109,575         103,498         117,272         110,897
       Asset Management                                          47,631          36,320          59,244          41,890
                                                           ------------    ------------    ------------    ------------
  Total Wealth Management                                       157,206         139,818         176,516         152,787

Other (2)                                                       (12,251)        (19,438)        (27,966)        (17,325)
                                                           ------------    ------------    ------------    ------------

            Total net revenues                             $  1,828,657    $  1,534,765    $  1,723,538    $  1,725,923
                                                           ============    ============    ============    ============

PRE-TAX INCOME

Capital Markets                                            $    577,374    $    415,007    $    479,482    $    508,650
Global Clearing Services                                        126,011          93,855          98,225          86,221
Wealth Management                                                12,689           7,667          25,719          20,867
Other (2)                                                      (180,253)        (72,650)        (91,950)        (84,760)
                                                           ------------    ------------    ------------    ------------

            Total pre-tax income                           $    535,821    $    443,879    $    511,476    $    530,978
                                                           ============    ============    ============    ============

(1) Private Client Services Detail:

       Gross Revenues, before transfer to
            Capital Markets Segment                        $    128,145    $    121,082    $    139,266    $    137,629
       Revenue transferred to Capital Markets segment           (18,570)        (17,584)        (21,994)        (26,732)
                                                           ------------    ------------    ------------    ------------

                    Private Client Services net revenues   $    109,575    $    103,498    $    117,272    $    110,897
                                                           ============    ============    ============    ============

(2) Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the CAP Plan.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                         THE BEAR STEARNS COMPANIES INC.
                                  SEGMENT DATA
                                   (UNAUDITED)

                                                                 Fiscal Year Ended
                                                           -----------------------------
                                                            November 30,    November 30,
                                                                2004            2003
                                                           -----------------------------
                                                                  (In thousands)
NET REVENUES

Capital Markets
         Institutional Equities                             $  1,071,609    $    932,567
         Fixed Income                                          3,186,741       2,972,192
         Investment Banking                                    1,072,770         914,558
                                                            ------------    ------------
  Total Capital Markets                                        5,331,120       4,819,317

Global Clearing Services                                         932,416         784,072

Wealth Management
         Private Client Services (1)                             441,242         378,787
         Asset Management                                        185,085         132,520
                                                            ------------    ------------
  Total Wealth Management                                        626,327         511,307

Other (2)                                                        (76,980)       (120,205)
                                                            ------------    ------------

             Total net revenues                             $  6,812,883    $  5,994,491
                                                            ============    ============

PRE-TAX INCOME

Capital Markets                                             $  1,980,513    $  1,924,071
Global Clearing Services                                         404,312         245,531
Wealth Management                                                 66,942          19,217
Other (2)                                                       (429,613)       (416,550)
                                                            ------------    ------------

             Total pre-tax income                           $  2,022,154    $  1,772,269
                                                            ============    ============

 (1) Private Client Services Detail:

         Gross Revenues, before transfer to
             Capital Markets Segment                        $    526,122    $    477,227
         Revenue transferred to Capital Markets segment          (84,880)        (98,440)
                                                            ------------    ------------

                     Private Client Services net revenues   $    441,242    $    378,787
                                                            ============    ============

(2) Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the CAP Plan.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                         THE BEAR STEARNS COMPANIES INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                                          Three Months Ended
                                                                  ---------------------------------------------------------
                                                                  November 30,     August 31,     May 31,      February 29,
                                                                      2004           2004           2004           2004
                                                                  ------------   ------------   ------------   ------------
                                                                        (In thousands, except share and per share data)
REVENUES
    Commissions                                                   $    289,099   $    273,722   $    307,150   $    308,103
    Principal transactions                                             848,155        867,379        930,525        949,536
    Investment banking                                                 396,211        157,781        231,257        245,802
    Interest and dividends                                             769,678        528,704        498,469        520,464
    Asset management and other income                                   79,163         66,767         96,397         57,540
                                                                  ------------   ------------   ------------   ------------
       Total revenues                                                2,382,306      1,894,353      2,063,798      2,081,445
    Interest expense                                                   553,649        359,588        340,260        355,522
                                                                  ------------   ------------   ------------   ------------
       Revenues, net of interest expense                             1,828,657      1,534,765      1,723,538      1,725,923
                                                                  ------------   ------------   ------------   ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                 801,623        743,038        860,053        849,148
    Floor brokerage, exchange and clearance fees                        57,283         56,822         59,647         56,900
    Communications and technology                                       94,667         92,360         88,321         93,828
    Occupancy                                                           37,690         35,843         34,768         33,615
    Advertising and market development                                  28,554         30,030         29,315         25,901
    Professional fees                                                   65,369         47,547         42,370         41,800
    Other expenses                                                     207,650         85,246         97,588         93,753
                                                                  ------------   ------------   ------------   ------------
       Total non-interest expenses                                   1,292,836      1,090,886      1,212,062      1,194,945
                                                                  ------------   ------------   ------------   ------------

    Income before provision for income taxes                           535,821        443,879        511,476        530,978
    Provision for income taxes                                         183,215        160,620        163,673        169,913
                                                                  ------------   ------------   ------------   ------------
    Net income                                                    $    352,606   $    283,259   $    347,803   $    361,065
                                                                  ============   ============   ============   ============

    Net income applicable to common shares                        $    345,990   $    276,416   $    340,609   $    353,646
                                                                  ============   ============   ============   ============

    Adjusted net income used for diluted earnings per share (1)   $    372,632   $    300,984   $    366,027   $    378,778
                                                                  ============   ============   ============   ============

    Basic earnings per share                                      $       2.91   $       2.31   $       2.77   $       2.88
                                                                  ============   ============   ============   ============
    Diluted earnings per share                                    $       2.61   $       2.09   $       2.49   $       2.57
                                                                  ============   ============   ============   ============

    Weighted average common shares outstanding:
            Basic                                                  125,346,024    127,014,483    129,071,295    129,118,964
                                                                  ============   ============   ============   ============
            Diluted                                                142,672,823    144,201,755    146,921,897    147,108,483
                                                                  ============   ============   ============   ============

    Cash dividends declared per common share                      $       0.25   $       0.20   $       0.20   $       0.20
                                                                  ============   ============   ============   ============

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                         THE BEAR STEARNS COMPANIES INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                       Fiscal Year Ended
                                                                  ---------------------------
                                                                  November 30,   November 30,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                  (In thousands, except share
                                                                       and per share data)
REVENUES
    Commissions                                                   $  1,178,074   $  1,077,926
    Principal transactions                                           3,595,595      3,308,306
    Investment banking                                               1,031,051        853,294
    Interest and dividends                                           2,317,315      1,955,373
    Asset management and other income                                  299,867        200,545
                                                                  ------------   ------------
       Total revenues                                                8,421,902      7,395,444
    Interest expense                                                 1,609,019      1,400,953
                                                                  ------------   ------------
       Revenues, net of interest expense                             6,812,883      5,994,491
                                                                  ------------   ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                               3,253,862      2,880,695
    Floor brokerage, exchange and clearance fees                       230,652        180,548
    Communications and technology                                      369,176        365,317
    Occupancy                                                          141,916        137,778
    Advertising and market development                                 113,800        106,506
    Professional fees                                                  197,086        133,304
    Other expenses                                                     484,237        418,074
                                                                  ------------   ------------
       Total non-interest expenses                                   4,790,729      4,222,222
                                                                  ------------   ------------

    Income before provision for income taxes                         2,022,154      1,772,269
    Provision for income taxes                                         677,421        615,863
                                                                  ------------   ------------
    Net income                                                    $  1,344,733   $  1,156,406
                                                                  ============   ============

    Net income applicable to common shares                        $  1,316,661   $  1,125,031
                                                                  ============   ============

    Adjusted net income used for diluted earnings per share (1)   $  1,418,421   $  1,235,991
                                                                  ============   ============

    Basic earnings per share                                      $      10.88   $       9.44
                                                                  ============   ============
    Diluted earnings per share                                    $       9.76   $       8.52
                                                                  ============   ============

    Weighted average common shares outstanding:
            Basic                                                  127,468,061    127,819,514
                                                                  ============   ============
            Diluted                                                145,284,589    145,027,266
                                                                  ============   ============

    Cash dividends declared per common share                      $       0.85   $       0.74
                                                                  ============   ============

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.